UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                          WASHINGTON, D.C.  20549

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                                FORM 8-K
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                               CURRENT REPORT
                      Pursuant to Section 13 or 15(d)
                  of the Securities Exchange Act of 1934

    Date of Report (Date of earliest event reported):  February 5, 2015

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                             FRP HOLDINGS, INC.
           (Exact name of registrant as specified in its charter)
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	   FLORIDA		0-17554		47-2449198
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	   (State or other	(Commission	(I.R.S. Employer
	   jurisdiction		File Number)	Identification No.)
	   of incorporation

200 W. Forsyth Street, 7th Floor, Jacksonville, FL
Jacksonville, Florida					        32202
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(Address of principal executive offices)		     (Zip Code)

Registrant's telephone number, including area code:  (904) 396-5733


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       (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[] Written communications pursuant to Rule 425 under the Securities Act
   (17 CFR 230.425)

[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
   (17 CFR 240.14a-12)

[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                         CURRENT REPORT ON FORM 8-K

                             FRP HOLDINGS, INC.

                              FEBRUARY 5, 2015


ITEM 2.02.  DISCLOSURE OF RESULTS OF OPERATIONS AND FINANCIAL CONDITION

	On January 30, 2015, FRP Holdings, Inc. ("FRP") completed the previously announced distribution of 100% of the outstanding common stock of Patriot Transportation Holding, Inc. ("Patriot") to Rayonier's shareholders (the "Distribution"). Patriot, through its subsidiaries, conducts the transportation business and, as a result of the Distribution, is now an independent public company whose common stock is listed and trading under the symbol "PATI" on Nasdaq. The Distribution was made to FRP's shareholders of record as of the close of business on January 9, 2015 (the "Record Date"), and such shareholders received one share of Patriot common stock for every three FRP common shares held as of close of business on the Record Date.


ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

	(b)	Exhibits.

	99	Pro Forma Financial Information

                                 SIGNATURES

	Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

				FRP HOLDINGS, INC.


Date:  February 5, 2015         By:  /s/ John D. Milton, Jr.
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				John D. Milton, Jr.
				Executive Vice President
                                and Chief Financial Officer

                               EXHIBIT INDEX

Exhibit No.

99	Pro Forma Financial Information